UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

CB FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 North Market Street, Carmichaels, Pennsylvania 15320

(Address of principal executive offices, including zip code)

(724) 966-5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 30, 2018, CB Financial Services, Inc. (“CB”), the holding company for Community Bank, and First West Virginia Bancorp, Inc. (“FWVB”), the holding company for Progressive Bank, National Association (“Progressive Bank”), merged in accordance with an Agreement and Plan of Merger dated as of November 16, 2017 (the “Merger Agreement”). FWVB merged with and into CB, with CB as the surviving entity, and Progressive Bank merged with and into Community Bank, with Community Bank as the surviving entity. Each share common stock of FWVB outstanding at the effective time of the transaction was converted into the right to receive, at the election of the holder, either $28.50 in cash (without interest) or 0.9583 shares of CB common stock, or a combination thereof, subject to the allocation and proration procedures contained in the Merger Agreement. The foregoing description of the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is Exhibit 2.1 hereto and is incorporated herein by reference.

On April 30, 2018, CB issued a press release announcing the completion of the merger. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, and effective as of the completion of the merger described above, CB appointed former FWVB Directors Roberta Robinson Olejasz, William G. Petroplus and Jonathan A. Bedway to CB’s Board of Directors for terms expiring at CB’s annual meeting of shareholders to be held in 2018, 2019, 2020, respectively. There are no arrangements or understandings between any of these individuals and any other person pursuant to which they were appointed as directors.

Item 9.01.	Financial Statements and Other Exhibits.

(a)	Financial Statements of Businesses Acquired

CB intends to file any financial statements required by this Item 9.01(a) under cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

CB intends to file any pro forma financial information required by this Item 9.01(b) under cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

2.1	Agreement and Plan of Merger dated as of November 16, 2017 (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed on November 16, 2017)
99.1	Press Release dated April 30, 2018 (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed on April 30, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: May 2, 2018	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President
and Chief Financial Officer